SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2003 (May 13, 2003)

(Date of Report) (Date of earliest event reported)

BEVERLY ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9550

(Commission File Number)

62-1691861

(IRS Employer Identification No.)

One Thousand Beverly Way Fort Smith, AR 72919

(Address of principal executive offices)

(479) 201-2000

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 Press Release

ITEM 9. REGULATION FD DISCLOSURE

In accordance with the interim guidance of the Securities and Exchange Commission, Beverly Enterprises, Inc. (the “Company”) is furnishing the information required by Item 12 of Form 8-K under “Item 9 Regulation FD Disclosure” and information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On May 13, 2003, the Company issued a press release regarding its financial results for the quarter ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Exhibit 99.1 — Press Release issued	Filed with this Document

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEVERLY ENTERPRISES, INC.

Date:May 15, 2003	By:	/s/ PAMELA H. DANIELS Pamela H. Daniels Senior Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

99.1	Press Release issued May 13, 2003 regarding financial results for the first quarter